--------------------------------------------------------------------------------
LARGE AND MID CAP GROWTH
--------------------------------------------------------------------------------

Alliance Growth
Fund

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 20, 2001

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Growth Fund (the "Fund") for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests principally in a diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended April 30, 2001. For comparison, we have shown returns for the Russell 1000 Stock Index, the Russell 3000 Stock Index and the Standard & Poor's (S&P) 500 Stock Index. Going forward, we shall use the Russell 3000 Stock Index as the Fund's benchmark in order to better reflect the full range of capitalization across which the Fund will continue to invest.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                       -------------------------
                                                              Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Growth Fund
      Class A                                           -24.10%          -28.39%
--------------------------------------------------------------------------------
      Class B                                           -24.41%          -28.94%
--------------------------------------------------------------------------------
      Class C                                           -24.39%          -28.92%
--------------------------------------------------------------------------------
Russell 1000 Stock Index                                -13.14%          -13.66%
--------------------------------------------------------------------------------
Russell 3000 Stock Index                                -12.41%          -12.96%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                     -12.06%          -12.97%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Russell 3000 Stock Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

  Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
ALLIANCE GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The performance of the Fund during the six- and 12-month periods under review was particularly disappointing as compared to both Russell Indices and the S&P 500 Stock Index. This reflects the underperformance of many telecommunications and media stocks, which were prominent in the Fund's portfolio during the period of April through December of 2000. Subsequently, during the first four months of 2001, the Fund was repositioned to achieve a greater diversity in the technology holdings, and to significantly increase exposure to more predictable growth in the health care sector. These changes were accomplished in a very challenging environment. The sudden nature of the economic slowdown, which started in the fall of 2000, caused an unprecedented impact on earnings. As a result, many recent holdings suffered, particularly those in technology. At the same time, other groups carrying above market multiples were hard hit as well. In short, the last six months have been particularly difficult for growth investors.

Investment Strategy

We continue to deploy a "barbell" investment approach in the Fund's portfolio. We are, therefore, balancing the volatile technology sector with a meaningful weight in health care and staples. Financial stocks remain an important holding, as we believe the consolidation now taking place abroad will work to the advantage of these dominant U.S. companies. This sector is showing superior earnings growth relative to the S&P 500 Stock Index, while multiples are significantly lower than that of the broad index.

Market Outlook

At this time, it appears that the market has seen its low, although volatility is expected to continue. The two most important questions facing investors are whether the consumer will continue to spend, albeit at low rates, and how weak the European economies will be. We believe the Federal Reserve will continue to reduce Federal Funds rates in the hope of rebuilding confidence for both consumers and businesses. After five cuts, the Federal Reserve is likely to be somewhat more measured before reducing rates further. Nonetheless, if the economy does not show signs of strengthening, short-term rates could decline to as low as 3.0%.

Our best judgement is that the economy will remain sluggish until the fourth quarter of 2001, after which growth could pick up about 2%. We recognize that many developments could threaten this projection; thus, we believe that volatility will remain above average until conviction regarding the outlook improves. We are positive regarding inflation and productivity. Our forecast for the core Consumer Price Index (CPI) is 2.0% for this year and the next.


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest in Alliance Growth Fund. We look forward to reporting to you on the Fund's market activity and investment performance in the ensuing periods.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jane Mack Gould

Jane Mack Gould
Vice President


/s/ Alan Levi

Alan Levi
Vice President

[PHOTO] John D. Carifa

[PHOTO] Jane Mack Gould

[PHOTO] Alan Levi

Portfolio Managers, Jane Mack Gould and Alan Levi, have over 68 years combined investment experience.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
4/30/91 TO 4/30/01

Russell 1000 Stock Index:          $41,573
S&P 500 Stock Index:               $41,313
Russell 3000 Stock Index:          $40,510
Alliance Growth Fund Class A:      $37,349

[The following table was represented by a mountain chart in the printed material.]

                  Alliance                      Russell 1000      Russell 3000
                Growth Fund       S&P 500       Stock Index          Index
--------------------------------------------------------------------------------
   4/30/91        $10,000         $10,000         $10,000           $10,000
   4/30/92        $12,275         $11,400         $11,523           $11,535
   4/30/93        $14,504         $12,451         $12,718           $12,778
   4/30/94        $16,650         $13,111         $13,428           $13,589
   4/30/95        $18,063         $15,398         $15,589           $15,655
   4/30/96        $23,295         $20,046         $20,464           $20,577
   4/30/97        $26,402         $25,082         $25,039           $24,686
   4/30/98        $37,985         $35,382         $35,593           $35,091
   4/30/99        $45,359         $43,105         $42,821           $41,235
   4/30/00        $52,565         $47,467         $48,151           $46,541
   4/30/01        $37,349         $41,313         $41,573           $40,510


This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Fund Class A shares (from 4/30/91 to 4/30/01) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses associated with these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 3000 Stock Index is comprised of 3000 of the largest capitalized companies that are traded in the United States.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

                 Alliance Growth Fund--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                       Alliance Growth          Russell 1000      Russell 3000
                            Fund                 Stock Index       Stock Index
--------------------------------------------------------------------------------
       4/30/92              23.61%                  15.23%            15.35%
       4/30/93              18.89%                  10.37%            10.78%
       4/30/94              15.66%                   5.58%             6.34%
       4/30/95               9.22%                  16.10%            15.21%
       4/30/96              29.86%                  31.27%            31.44%
       4/30/97              14.12%                  22.36%            19.97%
       4/30/98               44.9%                  42.15%            42.15%
       4/30/99              20.27%                  20.31%            17.15%
       4/30/00              16.70%                  12.45%            12.87%
       4/30/01             -28.39%                 -13.66%           -12.96%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Russell 3000 Stock Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $5,208
9/4/90                  Median Market Capitalization ($mil): $40,567

Class B Shares
10/23/87

Class C Shares
8/2/93

SECTOR BREAKDOWN

   25.3% Technology
   22.3% Finance
   20.6% Health Care
   16.8% Consumer Services
    4.3% Multi-Industry Companies       [PIE CHART OMITTED]
    2.8% Consumer Staples
    1.8% Utilities
    1.8% Capital Goods
    1.4% Transportation
    1.2% Consumer Manufacturing
    0.9% Energy

    0.8% Short-Term

COUNTRY BREAKDOWN

   94.2% United States
    2.9% Singapore
    1.6% Finland
    0.3% Netherlands                    [PIE CHART OMITTED]
    0.2% Canada

    0.8% Short-Term

All data as of April 30, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -28.39%                     -31.44%
                 5 Years                 10.70%                       9.74%
                10 Years                 14.89%                      14.39%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -28.94%                     -31.33%
                 5 Years                  9.90%                       9.90%
                10 Years(a)              14.25%                       7.09%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                  1 Year                -28.92%                     -29.52%
                 5 Years                  9.91%                       9.91%
         Since Inception*                11.73%                      11.73%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                                 Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
                  1 Year         -42.53%              -42.42%            -40.94%
                 5 Years           7.62%                7.79%              7.79%
                10 Years          13.22%               13.09%(a)            n/a
         Since Inception*         15.25%               15.76%             10.07%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception date: 9/4/90, Class A; 10/23/87, Class B; 8/2/93, Class C.

(a)  Assumes conversion of Class B shares into Class a shares after 8 years.

n/a: not applicable.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
April 30, 2001 (unaudited)

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                 $  272,062,010              5.2%
--------------------------------------------------------------------------------
Tyco International, Ltd.                           227,917,866              4.4
--------------------------------------------------------------------------------
Pfizer, Inc.                                       225,160,000              4.3
--------------------------------------------------------------------------------
Solectron Corp.                                    198,049,355              3.8
--------------------------------------------------------------------------------
AT&T Corp.- Liberty Media Group Cl.A               163,035,072              3.1
--------------------------------------------------------------------------------
American International Group, Inc.                 162,923,023              3.1
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                              162,862,500              3.1
--------------------------------------------------------------------------------
Kohl's Corp.                                       161,583,078              3.1
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            159,644,142              3.1
--------------------------------------------------------------------------------
Flextronics International, Ltd.                    153,004,100              3.0
--------------------------------------------------------------------------------
                                                $1,886,241,146             36.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2001 (unaudited)

                                               ---------------------------------
                                                            Shares
                                               ---------------------------------
Purchases                                          Bought      Holdings 4/30/01
--------------------------------------------------------------------------------
Amdocs, Ltd.                                    1,991,800             1,991,800
--------------------------------------------------------------------------------
Bank One Corp.                                  3,090,000             3,740,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             7,036,500             7,186,500
--------------------------------------------------------------------------------
Flextronics International, Ltd.                 3,588,000             5,690,000
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                           2,940,600             2,940,600
--------------------------------------------------------------------------------
Juniper Networks, Inc.                          1,143,200             1,143,200
--------------------------------------------------------------------------------
Kohl's Corp.                                    2,646,300             2,646,300
--------------------------------------------------------------------------------
Pfizer, Inc.                                    5,200,000             5,200,000
--------------------------------------------------------------------------------
Solectron Corp.                                 6,600,500             7,781,900
--------------------------------------------------------------------------------
VERITAS Software Corp.                          1,773,100             1,773,100
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 4/30/01
--------------------------------------------------------------------------------
American International Group, Inc.              1,675,000             1,991,724
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                             15,064,408                    -0-
--------------------------------------------------------------------------------
Bank of America Corp.                           2,839,100                    -0-
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,896,000                    -0-
--------------------------------------------------------------------------------
MBNA Corp.                                      3,062,900             3,576,537
--------------------------------------------------------------------------------
Nextel Communications, Inc. Cl.A                5,938,616                    -0-
--------------------------------------------------------------------------------
Qwest Communications International, Inc.        5,262,298                    -0-
--------------------------------------------------------------------------------
SCI Systems, Inc.                               5,126,400                    -0-
--------------------------------------------------------------------------------
The CIT Group, Inc. Cl.A                        7,481,378                    -0-
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc (ADR)             173,932,540                    -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.9%

Technology-25.5%
Communications Equipment-5.8%
Cisco Systems, Inc. (a).............................  7,186,500   $  122,026,770
Juniper Networks, Inc. (a)..........................  1,143,200       67,483,096
Nokia Corp. (ADR)(Finland)..........................  2,380,000       81,372,200
Research In Motion, Ltd. (Canada) (a)...............    375,000       12,720,000
TyCom, Ltd. (a).....................................  1,230,000       17,822,700
                                                                  --------------
                                                                     301,424,766
                                                                  --------------
Computer Hardware-0.0%
McDATA Corp. Cl.A (a)...............................          2               46
                                                                  --------------

Contract Manufacturing-9.1%
Flextronics International, Ltd. (Singapore)(a)......  5,690,000      153,004,100
Sanmina Corp. (a)...................................  4,188,400      122,091,860
Solectron Corp. (a).................................  7,781,900      198,049,355
                                                                  --------------
                                                                     473,145,315
                                                                  --------------
Semi-Conductor Components-2.8%
Altera Corp. (a)....................................  2,686,936       67,952,612
Applied Micro Circuits Corp. (a)....................  1,735,500       45,157,710
PMC-Sierra, Inc. (a)................................    775,000       32,278,750
                                                                  --------------
                                                                     145,389,072
                                                                  --------------
Software-7.2%
Amdocs, Ltd. (a)....................................  1,991,800      117,317,020
BEA Systems, Inc. (a)...............................  2,015,000       82,312,750
Mercury Interactive Corp. (a).......................    525,000       34,728,750
Oracle Corp. (a)....................................  2,275,000       36,764,000
VERITAS Software Corp. (a)..........................  1,773,100      105,694,491
                                                                  --------------
                                                                     376,817,011
                                                                  --------------
Telecommunications-0.0%
Intermedia Communications, Inc. ....................     12,011          194,818
                                                                  --------------

Miscellaneous-0.6%
Thermo Electron Corp. (a)...........................  1,174,500       30,959,820
                                                                  --------------
                                                                   1,327,930,848
                                                                  --------------
Finance-22.4%
Banking-Money Center-3.1%
J.P. Morgan Chase & Co. ............................  3,327,306      159,644,142
                                                                  --------------

Banking-Regional-2.7%
Bank One Corp. .....................................  3,740,000      141,259,800
                                                                  --------------


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Brokerage & Money Management-2.1%
Legg Mason, Inc. ...................................  1,125,000   $   53,853,750
Merrill Lynch & Co., Inc. ..........................    900,000       55,530,000
                                                                  --------------
                                                                     109,383,750
                                                                  --------------
Insurance-5.5%
AFLAC, Inc. ........................................  3,877,400      123,301,320
American International Group, Inc. .................  1,991,724      162,923,023
                                                                  --------------
                                                                     286,224,343
                                                                  --------------
Miscellaneous-9.0%
Ambac Financial Group, Inc. ........................  1,345,600       72,406,736
Citigroup, Inc. ....................................  5,535,341      272,062,010
MBNA Corp. .........................................  3,576,537      127,503,544
                                                                  --------------
                                                                     471,972,290
                                                                  --------------
                                                                   1,168,484,325
                                                                  --------------
Health Care-20.7%
Drugs-11.4%
ALZA Corp. Cl.A (a).................................  1,270,000       58,064,400
American Home Products Corp. .......................  1,875,000      108,281,250
Forest Laboratories, Inc. (a).......................    880,000       53,812,000
Pfizer, Inc. .......................................  5,200,000      225,160,000
Pharmacia Corp. ....................................  1,746,600       91,277,316
Schering-Plough Corp. ..............................  1,533,000       59,081,820
                                                                  --------------
                                                                     595,676,786
                                                                  --------------
Medical Products-3.5%
Medtronic, Inc. ....................................  1,870,600       83,428,760
Stryker Corp. ......................................  1,634,100       96,885,789
                                                                  --------------
                                                                     180,314,549
                                                                  --------------
Medical Services-5.8%
Cardinal Health, Inc. ..............................  1,695,000      114,243,000
Health Management Associates, Inc. Cl.A (a).........  4,106,100       73,581,312
IMS Health, Inc. ...................................  4,149,800      113,912,010
                                                                  --------------
                                                                     301,736,322
                                                                  --------------
                                                                   1,077,727,657
                                                                  --------------
Consumer Services-16.9%
Broadcasting & Cable-9.2%
AOL Time Warner, Inc. (a)...........................  3,225,000      162,862,500
AT&T Corp.- Liberty Media Group Cl.A (a)............ 10,189,692      163,035,072
Comcast Corp. Cl.A (a)..............................  3,033,000      133,179,030
UnitedGlobalCom, Inc. Cl.A (a)......................     23,381          374,739
United Pan Europe Cl.A Pfd. (Netherlands) (b).......        450       18,000,000
   warrants, expiring 12/08/01 (a)..................    218,502                0
                                                                  --------------
                                                                     477,451,341
                                                                  --------------
Cellular Communications-2.0%
AT&T Wireless Group (a).............................  5,216,500      104,851,650
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

Entertainment & Leisure-2.6%
Harley-Davidson, Inc. ..............................  2,940,600   $  135,532,254
                                                                  --------------

Retail-General Merchandise-3.1%
Kohl's Corp. (a)....................................  2,646,300      161,583,078
                                                                  --------------
                                                                     879,418,323
                                                                  --------------
Diversified-4.4%
Multi-Industry Companies-4.4%
Tyco International, Ltd. ...........................  4,270,524      227,917,866
                                                                  --------------

Consumer Staples-2.9%
Retail-Food & Drug-2.9%
CVS Corp. ..........................................    990,000       58,360,500
Kroger Co. (a)......................................  4,033,800       91,123,542
                                                                  --------------
                                                                     149,484,042
                                                                  --------------
Utilities-1.8%
Electric & Gas Utility-1.8%
AES Corp. (a).......................................  2,032,300       96,879,741
                                                                  --------------

Capital Goods-1.8%
Miscellaneous-1.8%
General Electric Co. ...............................  1,920,000       93,177,600
                                                                  --------------

Transportation-1.4%
Air Freight-1.4%
United Parcel Service, Inc. Cl.B....................  1,282,000       73,650,900
                                                                  --------------

Consumer Manufacturing-1.2%
Auto & Related-1.2%
Danaher Corp. ......................................  1,096,400       61,409,364
                                                                  --------------

Energy-0.9%
Oil Service-0.9%
Baker Hughes, Inc. .................................    700,000       27,503,000
Weatherford International, Inc. ....................    308,000       17,934,840
                                                                  --------------
                                                                      45,437,840
                                                                  --------------
Total Common Stocks & Other Investments
   (cost $5,231,339,726)............................               5,201,518,506
                                                                  --------------

SHORT-TERM INVESTMENTS-0.7%
Time Deposit-0.0%
State Street Euro Dollar
   4.00%, 5/01/01................................... $      698          698,000
                                                                  --------------

U.S. Government Agency-0.7%
Federal National Mortgage Association
   4.53%, 5/01/01...................................     39,200       39,200,000
                                                                  --------------

Total Short-Term Investments
   (amortized cost $39,898,000).....................                  39,898,000
                                                                  --------------


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                            U.S. $ Value
-------------------------------------------------------------------------------

Total Investments-100.6%
   (cost $5,271,237,726)............................             $5,241,416,506
Other assets less liabilities-(0.6%)................                (33,317,926)
                                                                 --------------

Net Assets-100%.....................................             $5,208,098,580
                                                                 ==============

(a) Non-income producing security.

(b) Restricted and illiquid security valued at fair value (see notes A & G).

    Glossary:

    ADR - American Depositary Receipt

    See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCE GROWTH FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $5,271,237,726).....   $5,241,416,506
Cash  ........................................................              434
Collateral held for securities loaned.........................      191,542,600
Receivable for investment securities sold.....................       21,929,069
Receivable for shares of beneficial interest sold.............        1,573,716
Dividends and interest receivable.............................          406,124
                                                                 --------------
Total assets..................................................    5,456,868,449
                                                                 --------------
Liabilities
Payable for collateral received on securities loaned..........      191,542,600
Payable for investment securities purchased...................       44,480,477
Payable for shares of beneficial interest redeemed............        6,211,284
Advisory fee payable..........................................        2,870,078
Distribution fee payable......................................          926,356
Accrued expenses and other liabilities........................        2,739,074
                                                                 --------------
Total liabilities.............................................      248,769,869
                                                                 --------------
Net Assets....................................................   $5,208,098,580
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par.........................   $        1,942
Additional paid-in capital....................................    5,730,525,685
Accumulated net investment loss...............................      (28,526,970)
Accumulated net realized loss on investment transactions......     (464,334,225)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities................      (29,567,852)
                                                                 --------------
                                                                 $5,208,098,580
                                                                 ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,193,982,732 / 34,164,065 shares of beneficial
   interest issued and outstanding)...........................           $34.95
Sales charge--4.25% of public offering price..................             1.55
                                                                         ------
Maximum offering price........................................           $36.50
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($3,350,253,362 / 133,825,402 shares of beneficial
   interest issued and outstanding)...........................           $25.03
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($637,048,450 / 25,420,712 shares of beneficial
   interest issued and outstanding)...........................           $25.06
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($26,814,036 / 753,977 shares of beneficial interest
   issued and outstanding)....................................           $35.56
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $437,208)....................... $ 20,724,464
Interest.......................................    5,047,897    $    25,772,361
                                                ------------
Expenses
Advisory fee...................................   21,053,246
Distribution fee - Class A.....................    1,973,771
Distribution fee - Class B.....................   19,654,793
Distribution fee - Class C.....................    3,744,083
Transfer agency................................    6,696,451
Custodian......................................      527,068
Printing.......................................      330,182
Registration...................................       90,343
Audit and legal................................       89,673
Trustees' fees.................................       16,166
Miscellaneous..................................       99,795
                                                ------------
Total expenses.................................                      54,275,571
                                                                ---------------
Net investment loss............................                     (28,503,210)
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions................................                    (498,766,801)
Net realized gain on written option
   transactions................................                     104,852,613
Net realized loss on foreign currency
   transactions................................                      (5,157,289)
Net change in unrealized appreciation/
   depreciation of:
   Investments.................................                  (1,355,764,413)
   Written options.............................                     (35,251,309)
   Foreign currency denominated assets
      and liabilities..........................                          (7,230)
                                                                ---------------
Net loss on investments and foreign
   currency transactions.......................                  (1,790,094,429)
                                                                ---------------
Net Decrease in Net Assets
   from Operations.............................                 $(1,818,597,639)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Six Months Ended    Year Ended
                                               April 30, 2001     October 31,
                                                 (unaudited)         2000
                                              ================  ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss.......................... $   (28,503,210)  $   (70,956,079)
Net realized gain (loss) on investments,
   options and foreign currency
   transactions..............................    (399,071,477)    1,088,159,039
Net change in unrealized appreciation/
   depreciation of investments, options,
   and foreign currency denominated
   assets and liabilities....................  (1,391,022,952)     (578,211,009)
                                              ---------------   ---------------
Net increase (decrease) in net assets
   from operations...........................  (1,818,597,639)      438,991,951
Distributions to Shareholders from:
Net realized gain on investments
   Class A...................................    (175,213,914)     (190,225,942)
   Class B...................................    (717,414,729)     (878,876,396)
   Class C...................................    (134,933,969)     (154,838,516)
   Advisor Class.............................      (3,985,747)      (18,003,861)
Transactions in Shares of
Beneficial Interest
Net increase.................................     361,480,189       726,399,194
                                              ---------------   ---------------
Total decrease...............................  (2,488,665,809)      (76,553,570)
Net Assets
Beginning of period..........................   7,696,764,389     7,773,317,959
                                              ---------------   ---------------
End of period................................ $ 5,208,098,580   $ 7,696,764,389
                                              ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of divi dends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments, options and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,759,121 for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $148,677 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $241,566 from the sales of Class A shares and $20,557, $1,878,059, and $54,008 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2001.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2001 amounted to $12,908,987, of which $443,777 was paid directly to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $25,511 owed to a trustee and a former trustee under the Trust's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 18

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $5,023,395,735 and $5,172,434,426, respectively, for the six months ended April 30, 2001. There were no purchases or sales in U.S. government and government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $616,424,261 and gross unrealized depreciation of investments was $646,245,481 resulting in net unrealized depreciation of $29,821,220, excluding foreign currency transactions and written options.

1. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the six months ended April 30, 2001 were as follows:

                                                   Number of
                                                   Contracts         Premiums
                                                ===============   =============

Options outstanding at beginning of period              264,045   $  92,182,045
Options written................................         141,625      45,303,163
Options terminated in closing
   purchase transactions.......................         (46,500)    (11,808,220)
Options expired................................        (271,670)   (106,636,298)
Options exercised..............................         (87,500)    (19,040,690)
                                                ---------------   -------------
Options outstanding at April 30, 2001..........               0   $           0
                                                ===============   =============

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At April 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Security Lending

The Fund has entered into a securities lending agreement with UBS/ PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2001, the Fund had loaned securities with a value of $185,361,022 and received cash collateral of $191,542,600. For the six months ended April 30, 2001, the Fund received fee income of $37,849 which is included in interest income in the accompanying Statement of Operations.

NOTE F

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                    -----------------------------   ---------------------------------
                                 Shares                           Amount
                    -----------------------------   ---------------------------------
                    Six Months Ended   Year Ended   Six Months Ended       Year Ended
                      April 30, 2001  October 31,     April 30, 2001      October 31,
                         (unaudited)         2000        (unaudited)             2000
                    -----------------------------------------------------------------
Class A
Shares sold               34,214,940   71,735,957    $ 1,333,561,582  $ 3,936,222,805
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions           3,833,845    3,237,714        157,950,419      173,962,506
-------------------------------------------------------------------------------------
Shares converted
   from Class B            1,332,879    3,508,771         49,660,277      193,945,261
-------------------------------------------------------------------------------------
Shares redeemed          (36,819,815) (72,481,512)    (1,443,125,962)  (3,982,488,327)
-------------------------------------------------------------------------------------
Net increase               2,561,849    6,000,930    $    98,046,316  $   321,642,245
=====================================================================================


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    -------------------------------   ---------------------------------
                                 Shares                             Amount
                    -------------------------------   ---------------------------------
                    Six Months Ended     Year Ended   Six Months Ended       Year Ended
                      April 30, 2001    October 31,     April 30, 2001      October 31,
                         (unaudited)           2000        (unaudited)             2000
                    -------------------------------------------------------------------
Class B
Shares sold                5,678,745     14,727,815    $   162,546,691  $   617,723,990
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          22,289,252     19,876,457        659,763,514      809,766,778
---------------------------------------------------------------------------------------
Shares converted
   to Class A             (1,847,454)    (4,635,590)       (49,660,277)    (193,945,261)
---------------------------------------------------------------------------------------
Shares redeemed          (19,995,719)   (20,865,296)      (552,603,241)    (872,404,258)
---------------------------------------------------------------------------------------
Net increase               6,124,824      9,103,386    $   220,046,687  $   361,141,249
=======================================================================================

Class C
Shares sold                4,023,314     18,231,876    $   112,256,207  $   764,645,298
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions           4,215,298      3,526,794        124,899,840      143,787,252
Shares redeemed           (7,084,746)   (18,280,386)      (195,270,905)    (766,160,441)
---------------------------------------------------------------------------------------
Net increase               1,153,866      3,478,284    $    41,885,142  $   142,272,109
=======================================================================================

Advisor Class
Shares sold                  127,076        260,609    $     4,992,294  $    14,492,167
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              87,825        310,054          3,678,116       16,851,438
---------------------------------------------------------------------------------------
Shares redeemed             (180,884)    (2,360,012)        (7,168,366)    (130,000,014)
---------------------------------------------------------------------------------------
Net increase
   (decrease)                 34,017     (1,789,349)   $     1,502,044  $   (98,656,409)
=======================================================================================

NOTE G

Restricted Security

                     Date Acquired   U.S. $ Cost
                     -------------   -----------
United Pan Europe
Cl.A Pfd...........       11/30/00   $45,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at April 30, 2001 was $18,000,000 representing 0.3% of net assets.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                             Class A
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                   April 30,                                     Year Ended October 31,
                                        2001      --------------------------------------------------------------------------------
                                 (unaudited)             2000              1999             1998             1997             1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $     52.42      $     56.32       $     47.17      $     43.95      $     34.91      $     29.48
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..         (.08)(a)         (.17)(a)          (.15)(a)         (.05)(a)         (.10)(a)          .05
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions .......       (11.69)            3.71             13.01             6.18            10.17             6.20
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .       (11.77)            3.54             12.86             6.13            10.07             6.25
                                 -------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           -0-              -0-               -0-              -0-              -0-            (.19)
Distributions from net
  realized gains ..............        (5.70)           (7.44)            (3.71)           (2.91)           (1.03)            (.63)
                                 -------------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............        (5.70)           (7.44)            (3.71)           (2.91)           (1.03)            (.82)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     34.95      $     52.42       $     56.32      $     47.17      $     43.95      $     34.91
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) .......       (24.10)%           5.96%            28.69%           14.56%           29.54%           21.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $ 1,193,983      $ 1,656,689       $ 1,441,962      $ 1,008,093      $   783,110      $   499,459
Ratio to average net assets of:
  Expenses ....................         1.24%(c)         1.14%             1.18%            1.22%(d)         1.26%(d)         1.30%
  Net investment income (loss)          (.40)%(c)        (.30)%            (.28)%           (.11)%           (.25)%            .15%
Portfolio turnover rate .......           85%              58%               62%              61%              48%              46%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                             Class B
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                   April 30,                                     Year Ended October 31,
                                        2001      --------------------------------------------------------------------------------
                                 (unaudited)             2000              1999             1998             1997             1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $     39.49      $     44.40       $     38.15      $     36.31      $     29.21      $     24.78
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ...........         (.16)(a)         (.43)(a)          (.42)(a)         (.31)(a)         (.31)(a)         (.12)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions .......        (8.60)            2.96             10.38             5.06             8.44             5.18
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .        (8.76)            2.53              9.96             4.75             8.13             5.06
                                 -------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............        (5.70)           (7.44)            (3.71)           (2.91)           (1.03)            (.63)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     25.03      $     39.49       $     44.40      $     38.15      $     36.31      $     29.21
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) .......       (24.41)%           5.18%            27.79%           13.78%           28.64%           20.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $ 3,350,253      $ 5,042,755       $ 5,265,153      $ 4,230,756      $ 3,578,806      $ 2,498,097
Ratio to average net assets of:
  Expenses ....................         1.97%(c)         1.86%             1.90%            1.94%(d)         1.96%(d)         1.99%
  Net investment loss .........        (1.11)%(c)       (1.02)%           (1.00)%           (.83)%           (.94)%           (.54)%
Portfolio turnover rate .......           85%              58%               62%              61%              48%              46%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------------
                                                                             Class C
                                 -------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                   April 30,                                     Year Ended October 31,
                                        2001      --------------------------------------------------------------------------------
                                 (unaudited)             2000              1999             1998             1997             1996
                                 -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $     39.52      $     44.42       $     38.17      $     36.33      $     29.22      $     24.79
                                 -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ...........         (.16)(a)         (.43)(a)          (.42)(a)         (.31)(a)         (.31)(a)         (.12)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions .......        (8.60)            2.97             10.38             5.06             8.45             5.18
                                 -------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .        (8.76)            2.54              9.96             4.75             8.14             5.06
                                 -------------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............        (5.70)           (7.44)            (3.71)           (2.91)           (1.03)            (.63)
                                 -------------------------------------------------------------------------------------------------
Net asset value, end of period   $     25.06      $     39.52       $     44.42      $     38.17      $     36.33      $     29.22
                                 =================================================================================================
Total Return
Total investment return based
  on net asset value(b) .......       (24.39)%           5.20%            27.78%           13.76%           28.66%           20.81%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $   637,048      $   959,043       $   923,483      $   718,688      $   599,449      $   403,478
Ratio to average net assets of:
  Expenses ....................         1.95%(c)         1.85%             1.90%            1.93%(d)         1.97%(d)         2.00%
  Net investment loss .........        (1.09)%(c)       (1.02)%           (1.00)%           (.83)%           (.95)%           (.55)%
Portfolio turnover rate .......           85%              58%               62%              61%              48%              46%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                 -----------------------------------------------------------------------------------------------
                                                                           Advisor Class
                                 -----------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                                          October 2,
                                   April 30,                             Year Ended October 31,                      1996 (e) to
                                        2001      ---------------------------------------------------------------    October 31,
                                 (unaudited)             2000              1999             1998             1997           1996
                                 -----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........  $     53.17      $     56.88       $     47.47      $     44.08      $     34.91      $   34.14
                                 -----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss) ......................         (.02)(a)         (.02)(a)           .02(a)           .08(a)          (.05)(a)         -0-
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions .......       (11.89)            3.75             13.10             6.22            10.25            .77
                                 -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .       (11.91)            3.73             13.12             6.30            10.20            .77
                                 -----------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............        (5.70)           (7.44)            (3.71)           (2.91)           (1.03)            -0-
                                 -----------------------------------------------------------------------------------------------
Net asset value, end of period   $     35.56      $     53.17       $     56.88      $     47.47      $     44.08      $   34.91
                                 ===============================================================================================
Total Return
Total investment return based
  on net asset value(b) .......       (24.02)%           6.27%            29.08%           14.92%           29.92%          2.26%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............  $    26,814      $    38,278       $   142,720      $   174,745      $   101,205      $     946
Ratio to average net assets of:
  Expenses ....................          .94%(c)          .83%              .88%             .93%(d)          .98%(d)       1.26%(c)
  Net investment income (loss)          (.09)%(c)         .03%              .03%             .17%            (.12)%          .50%(c)
Portfolio turnover rate .......           85%              58%               62%              61%              48%            46%

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the years ended October 31, 1998 and 1997 the ratios of expenses to average net assets were 1.21% and 1.25% for Class A shares, 1.93% and 1.95% for Class B shares, 1.92% and 1.95% for Class C shares and .92% and .96% for Advisor Class shares, respectively.

(e) Commencement of distribution.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal funds rate is an indicator of general interest rate trends.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Low Minimum Investments

   You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements

   Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 29

--------
TRUSTEES
--------

TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Jane Mack Gould, Vice President
Alan Levi, Vice President
Edmund P. Bergan, Jr., Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH FUND

Alliance Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GROWTHSR401